UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2009

CH ENERGY GROUP, INC.
 (Exact name of Registrants as specified in its charter)

Commission	Registrant, State of Incorporation	IRS Employer
File Number	Address and Telephone Number	Identification No.

0-30512	CH Energy Group, Inc.	14-1804460
(Incorporated in New York)
284 South Avenue
Poughkeepsie, NY 12601-4839
(845) 452-2000

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 15, 2009, CH Energy Group, Inc. (“Energy Group”) entered into a Supplemental Note Purchase Agreement dated as of December 15, 2009 (the “Supplemental Note Purchase Agreement”) with the holders of Energy Group’s Senior Notes, Series A, due April 17, 2014 (the “Series A Notes”), under which Energy Group created a new series of notes (the “Series B Notes”) in the aggregate principal amount of $23,500,000 bearing interest at the rate of 6.8% per annum, with interest payable semi-annually and, commencing on June 15, 2011, with semi-annual payments of principal, and with the final payment of principal and interest due on December 15, 2025.  The other terms of the Series B Notes are the same as the terms of the Series A Notes.  Following creation of the Series B Notes, Energy Group exchanged the new Series B Notes for Series A Notes in the same aggregate principal amount, which were then cancelled.

The foregoing description of the Series A Notes and the Series B Notes is qualified in its entirety by reference to the Note Purchase Agreement dated as of April 17, 2009 and the Supplemental Note Purchase Agreement which are included as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events

On December 15, 2009, CH Shirley Wind, LLC, an indirect wholly-owned subsidiary of Energy Group, announced that it plans to invest approximately $50 million in a 20-megawatt wind farm facility in Glenmore, Wis.  A press release issued by Energy Group, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits. The following are filed as exhibits to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

10.1	Note Purchase Agreement dated as of April 17, 2009 [incorporated herein by reference to Exhibit 10.1 to Energy Group’s Current Report on Form 8-K filed with the Commission on April 20, 2009]

10.2	Supplemental Note Purchase Agreement dated as of December 15, 2009

99.1	Press Release of CH Energy Group, Inc. dated December 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: December 16, 2009	By:	/s/ Kimberly J. Wright
		Name:	Kimberly J. Wright
		Title:	Vice President – Accounting and Controller

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of CH Energy Group, Inc. dated December 15, 2009.

10.1	Note Purchase Agreement dated as of April 17, 2009 [incorporated herein by reference to Exhibit 10.1 to CH Energy Group Inc.’s Current Report on Form 8-K filed with the Commission on April 20, 2009]

10.2	Supplemental Note Purchase Agreement dated as of December 15, 2009